Exhibit 10.57

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXYN TECHNOLOGIES, INC.

CONFIDENTIAL SIDE LETTER AGREEMENT

Dated as of May 18, 2026

Evergreen Capital Management, LLC

Attention: Jeff Pazdro, Manager

[Address on file]

Re: Confidential Side Letter to the Second Amendment to Note and Warrant Purchase Agreement, dated as of May 8, 2026, between Exyn Technologies, Inc. and Evergreen Capital Management, LLC

Ladies and Gentlemen:

Reference is made to that certain Second Amendment to Note and Warrant Purchase Agreement, dated as of May 8, 2026 (the “Second Amendment”), by and between Exyn Technologies, Inc., a Delaware corporation (the “Company”), and Evergreen Capital Management, LLC (the “Lender”, and together with the Company, the “Parties”), which amended that certain Note and Warrant Purchase Agreement dated as of April 30, 2026, as amended by the First Amendment to Note and Warrant Purchase Agreement dated as of May 6, 2026 (collectively, and as amended, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Second Amendment.

This letter agreement (this “Side Letter”) sets forth certain agreements between the Parties relating to (i) the timing of the post-closing resale registration of the Lender’s Equity Kicker Shares, Warrants and Warrant Stock, (ii) additional consideration to be issued to the Lender in respect thereof, (iii) the repayment of certain amounts owing under the Purchase Agreement, and (iv) the continued effectiveness of, and non-default status under, the Second Amendment, in each case in lieu of the Lender declaring a default under the Second Amendment. The Parties acknowledge that the Company’s initial public offering (the “IPO”) is scheduled to close on May 18, 2026 (the “IPO Closing Date”).

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CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NOW, THEREFORE, in consideration of the mutual covenants set for therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.

Resale Registration Rights Filing in Lieu of Default. In lieu of the Lender declaring an event of default, or otherwise exercising remedies, under the Second Amendment or any other Transaction Document, the Lender hereby agrees to forbear from declaring any such default, and the Company hereby agrees that it shall, within thirty (30) days following the IPO Closing Date, prepare, execute and file with the U.S. Securities and Exchange Commission (the “SEC”) a resale registration rights agreement and a related resale registration statement covering the resale by the Lender of all of the following securities held by the Lender as of the IPO Closing Date or issuable to the Lender thereafter (collectively, the “Lender Registrable Securities”): (a) all shares of Common Stock issued or issuable to the Lender (including, for the avoidance of doubt, all Equity Kicker Shares (comprising the Initial Equity Kicker Shares, the Additional Equity Kicker Shares and the Second Amendment Equity Kicker Shares), the Additional Equity Kicker Shares to be issued pursuant to Section 2 of this Side Letter, and any shares of Common Stock issuable upon the mandatory conversion of the Notes pursuant to Section 1.2 of the Second Amendment), and (b) each of the Initial Warrant the Additional Warrant and all Warrant Stock issuable upon the exercise of either or both of them. The Company shall use its commercially reasonable efforts to cause such resale registration statement to be declared (or otherwise to become) effective as promptly as practicable thereafter and to keep it continuously effective until all such Lender Registrable Securities have been sold or are eligible for resale without restriction under Rule 144 (without volume or manner-of-sale limitations). The thirty (30)-day filing deadline set forth in this Section 1 shall control over, and is intended to give effect to (and not limit), the registration framework set forth in Section 5.2 of the Purchase Agreement, Article VII of the First Amendment and Section 2.2 of the Second Amendment.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

2.

Additional Consideration — 100,000 Shares. In consideration for the Lender granting the Company the thirty (30)-day period to file the resale registration statement contemplated by Section 1 of this Side Letter (rather than requiring inclusion of all such securities in the IPO registration statement the IPO Closing Date), the Company shall issue to the Lender an additional one hundred thousand (100,000) shares of Common Stock (the “Side Letter Shares”) within seven (7) Business Days following the IPO Closing Date. The Side Letter Shares shall be duly authorized, validly issued, fully paid and non-assessable, and shall be issued in the name of Evergreen Capital Management, LLC, free and clear of all liens and encumbrances (other than restrictions arising under applicable securities laws and any lock-up applicable to the Lender pursuant to Section 5.6 of the Purchase Agreement and Section 7.5 of the First Amendment). From and after their issuance, the Side Letter Shares shall (a) constitute “Equity Kicker Shares” for all purposes of the Purchase Agreement and the other Transaction Documents, (b) constitute “Registrable Securities” for all purposes of Section 5.2 of the Purchase Agreement and shall be included in the resale registration statement contemplated by Section 1 of this Side Letter, and (c) constitute “Lock-Up Securities” for all purposes of Section 5.6 of the Purchase Agreement and Section 7.5 of the First Amendment, in each case on the same terms applicable to the Second Amendment Equity Kicker Shares.

3.

Installment Repayment of Outstanding Balance and Default Penalty; No Liquidated Damages. The Company shall pay to the Lender, in three (3) equal consecutive monthly installments, an aggregate amount equal to (a) the outstanding balance owing to the Lender under, or in connection with, the Second Amendment and the other Transaction Documents (including any accrued and unpaid interest and any unpaid fees, costs and expenses payable thereunder) as of the IPO Closing Date (after giving effect to the mandatory conversion contemplated by Section 1.2 of the Second Amendment, if applicable), plus (b) the default penalty that would otherwise have been payable to the Lender under the Second Amendment and the other Transaction Documents in connection with the circumstances addressed by this Side Letter (collectively, the “Installment Amount”). The first such installment shall be paid on the date that is thirty (30) days after the IPO Closing Date, and each subsequent installment shall be paid on each succeeding thirty (30)-day anniversary thereof, until the Installment Amount as been paid in full. For the avoidance of doubt, no liquidated damages, additional default interest, additional penalty interest or other similar damages of any nature shall be calculated, assessed or included in, or be payable by the Company as part of, the three-month installment repayment contemplated by this Section 3, and the Lender hereby irrevocably waives any right to assert any such liquidated damages or similar claims in respect of the matters addressed by this Side Letter.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

4.

Continued Effectiveness; No Default. The Parties acknowledge and agree that (a) the Second Amendment, the First Amendment, the Purchase Agreement, the Notes and the other Transaction Documents shall continue in full force and effect in accordance with their respective terms, and shall continue to govern and control the rights and obligations of the Parties, except as expressly modified by this Side Letter; and (b) the execution and delivery of this Side Letter, the agreements and arrangements set forth herein, and the performance of the Parties’ respective obligations hereunder, do not, and shall not be deemed to, constitute a default, an event of default, a breach, or a basis for the exercise of any remedy, under the Second Amendment, the First Amendment, the Purchase Agreement, the Notes or any other Transaction Document. Any determination as to whether the matters addressed by this Side Letter are or are not material for purposes of or are required to be disclosed in, any registration statement, prospectus, prospectus supplement, periodic report or other filing of the Company with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, shall be made solely by the Company in consultation with its counsel and its underwriters, and the Lender makes no representation, acknowledgment or determination with respect to materiality, disclosure obligations, or characterization for purposes of any such filing.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

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Miscellaneous

6.

Confidentiality. Each Party shall, and shall cause its respective affiliates, directors, officers, employees, agents and representatives to, keep the existence, contents and subject matter of this Side Letter strictly confidential and shall not disclose any of the foregoing to any third party, except (a) to its respective directors, officers, employees, accountants, attorneys and other professional advisors who have a reasonable need to know and who are bound by customary obligations of confidentiality, (b) as may be required by applicable law, regulation, court order or the rules of any securities exchange (in which case the disclosing Party shall, to the extent legally permissible, provide reasonable advance notice to the other Party and reasonably cooperate to limit the scope of such disclosure), (c) in connection with the enforcement of this Side Letter, and (d) with the prior written consent of the other Party. This Side Letter is being prepared for, and is intended to be approved by, the Board of Directors of the Company prior to execution.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

7.

Conflict; Side Letter Controls. In the event of any conflict or inconsistency between the terms of this Side Letter and the terms of the Second Amendment, the First Amendment, the Purchase Agreement, the Notes or any other Transaction Document, the terms of this Side Letter shall control and prevail solely as between the Parties and solely with respect to the subject matter hereof. Except as expressly modified by this Side Letter, the Second Amendment, the First Amendment, the Purchase Agreement, the Notes and the other Transaction Documents are hereby ratified and confirmed in all respects.

8.	Transaction Document; Construction. This Side Letter shall constitute a “Transaction Document” for all purposes of the Purchase Agreement.
9.

Governing Law. This Side Letter shall be governed by and construed under the internal laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws, conforming the governing law of this Side Letter to that of the Second Amendment, the First Amendment, the Purchase Agreement and the Form of Warrant.

10.

Counterparts; Electronic Signatures. This Side Letter may be executed in counterparts (including by electronic signature, e.g., DocuSign or PDF), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

11.

Effectiveness; Board Approval. This Side Letter shall become effective only upon (a) the prior approval of the Board of Directors of the Company and (b) execution and delivery by both Parties. Prior to such approval and execution, this document constitutes a confidential draft and shall not bind the Company.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

IN WITNESS WHEREOF, the Parties have caused this Side Letter to be executed by their duly authorized representatives as of the date first written above.

EXYN TECHNOLOGIES, INC.		EVERGREEN CAPITAL MANAGEMENT, LLC

By:	/s/ Brandon Torres Declet	By:	/s/ Jeff Pazdro
Name:	Brandon Torres Declet	Name:	Jeff Pazdro
Title	Chief Executive Officer	Title	Manager
Date:	May 17, 2026	Date:	May 17, 2026

BOARD APPROVAL CERTIFICATION

The undersigned, being the Secretary of Exyn Technologies, Inc. (the “Company”), hereby certifies that the Board of Directors of the Company, by resolutions duly adopted at a meeting on May 17, 2026 (or by unanimous written consent dated May 17, 2026), as reviewed and approved (i) the form, terms and provisions of this Confidential Side Letter Agreement and (ii) the execution, delivery and performance thereof by the Company, and as authorized the Chief Executive Officer of the Company to execute and deliver this Side Letter on behalf of the Company.

By:	/s/ Richard Harris
Name:	Richard Harris
Title	Secretary, Exyn Technologies, Inc.
Date:	May 17, 2026